ClearShares Ultra-Short Maturity ETF
Schedule of Investments
February 28, 2025 (Unaudited)

SHORT-TERM INVESTMENTS - 103.7%		Value
Money Market Funds - 0.0%(a)	Shares
First American Government Obligations Fund - Class X, 4.29% (b)	25,477	$25,477

Repurchase Agreements - 103.7%	Par
Marex Capital Markets Inc., 4.43%, dated 02/28/2025, due 03/03/2025, repurchase price $25,063,084 (collateralized by various U.S. government treasury bonds, notes, and mortgage-backed securities: total value $25,781,533)	$25,060,000	25,060,000
Clear Street LLC, 4.39%, dated 02/25/2025, due 03/04/2025, repurchase price $15,007,317 (collateralized by various U.S. government mortgage-backed securities: total value $15,463,189)	15,000,000	15,000,000
Buckler Securities LLC, 4.39%, dated 02/25/2025, due 03/04/2025, repurchase price $10,004,878 (collateralized by various U.S. government treasury notes and mortgage-backed securities: total value $10,307,504)	10,000,000	10,000,000
Cantor Fitzgerald & Co., 4.55%, dated 02/25/2025, due 03/04/2025, repurchase price $50,025,278 (collateralized by various U.S. government mortgage-backed securities: total value $54,724,028)	50,000,000	50,000,000
Cantor Fitzgerald & Co., 4.55%, dated 02/25/2025, due 03/04/2025, repurchase price $40,020,222 (collateralized by various U.S. government mortgage-backed securities: total value $44,027,859)	40,000,000	40,000,000
		140,060,000
TOTAL SHORT-TERM INVESTMENTS (Cost $140,085,477)		140,085,477

TOTAL INVESTMENTS - 103.7% (Cost $140,085,477)		140,085,477
Liabilities in Excess of Other Assets - (3.7)%		(4,965,124)
TOTAL NET ASSETS - 100.0%		$135,120,353
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	Represents less than 0.05% of net assets.
(b)	The rate shown represents the 7-day annualized effective yield as of February 28, 2025.

Summary of Fair Value Disclosure as of February 28, 2025 (Unaudited)

ClearShares Ultra-Short Maturity ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of February 28, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Money Market Funds	$25,477	$–	$–	$25,477
Repurchase Agreements	–	140,060,000	–	140,060,000
Total Investments	$25,477	$140,060,000	$–	$140,085,477

Refer to the Schedule of Investments for further disaggregation of investment categories.